                                                                      Exhibit 6

                           MASTER ANNUITY APPLICATION
                   FOR GROUP FLEXIBLE FUND RETIREMENT CONTRACT
                                       TO
                        NATIONWIDE LIFE INSURANCE COMPANY
                              COLUMBUS, OHIO 43215
                        Application is hereby made for a
                   Group Flexible Fund Retirement Contract by:

                -----------------------------------------------
                                  (County Name)

CONTRACT PROVISIONS
1. 5% Alternate Assumed Investment Rate:             / /Yes         / /No
2. Fund(s) Offered within the Separate Account:

-------------------------------------------------------------------------------------------------------------------------
The Aggressive Portfolio                 MAS Funds Fixed Income Portfolio          Putnam Investors Fund Class A
-------------------------------------------------------------------------------------------------------------------------
AmCent. - Twentieth Century Ultra        MFS(R)High Income Fund                    Putnam Voyager Fund Class A
Fund Investors Class
-------------------------------------------------------------------------------------------------------------------------
The Conservative Portfolio               The Moderate Portfolio                    SEI Index Funds - S&P 500 Index
                                                                                   Portfolio
-------------------------------------------------------------------------------------------------------------------------
The Dreyfus Third Century Fund, Inc.     The Moderately Aggressive Portfolio       Seligman Growth Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
Federated U.S. Government                The Moderately Conservative Portfolio     Short-Term Investments Trust-Treasury
Securities Fund: 2-5 Years:                                                        Portfolio: Institutional Class
Institutional Shares
-------------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund                      Nationwide(R) Fund                        Templeton Foreign Fund
-------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund              Nationwide(R)Money Market Fund            T. Rowe Price International Stock
                                                                                   Funds(R)
-------------------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                   NSAT Nationwide Small Company
                                         Fund
-------------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                    Neuberger & Berman Guardian Fund
-------------------------------------------------------------------------------------------------------------------------

3. It is understood that ownership and control of the contract applied for under this Master Application will be vested in ______________________

         The county hereby certifies that before the application was signed a representative from the county received a current prospectus of the Group Flexible Fund Retirement Contract that described all sales charges and other information relative to the contract(s) being applied for.

         / / Please send the county a copy of the Statement of Additional Information to the NACoVA Prospectus.


THE COUNTY UNDERSTANDS THAT RETIREMENT INCOME PAYMENTS (AND TERMINATION VALUES, IF ANY) PROVIDED BY THE CONTRACT(S) ARE VARIABLE WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

The Group Flexible Fund Retirement Contract applied for shall become effective upon its Contract Date if the purchase payment and the application are each acceptable to Nationwide Life. In the event the purchase payment for the application is not acceptable, Nationwide Life's liability shall be limited to a return of the sum of money paid.

Signed at:                                this      day of            , 19   .
          -------------------------------      ----        -----------    ---
                    (County)

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      (County Official Signature)                               (Date)


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               (Title)


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   (PEBSCO Representative Signature)                            (Date)

DC-1096-C                                                                (1/98)